LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

Seeks long-term capital appreciation.

KEMPER-DREMAN
FINANCIAL SERVICES FUND

  "... We ... kept large positions in Freddie Mac and Fannie Mae ... [They] were standout performers for the fund. ..."

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
15
FINANCIAL HIGHLIGHTS
17
NOTES TO FINANCIAL STATEMENTS
22
REPORT OF INDEPENDENT AUDITORS
23
TAX INFORMATION


 KEMPER-DREMAN FINANCIAL SERVICES FUND TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER-DREMAN FINANCIAL     KEMPER-DREMAN FINANCIAL    LIPPER FINANCIAL SERVICES
KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A     SERVICES FUND CLASS B       SERVICES FUND CLASS C      FUNDS CATEGORY AVERAGE*
---------------------------------------------    -----------------------     -----------------------    -------------------------
7.14                                                      6.28                        6.38                        12.22

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS A           $10.27      $9.74
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS B           $10.19      $9.65
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS C           $10.22      $9.69
 .........................................................

 KEMPER-DREMAN FINANCIAL SERVICES
 FUND RANKINGS AS OF 11/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #58 of 76 funds       #62 of 76 funds       #61 of 76 funds
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER-DREMAN FINANCIAL SERVICES FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    INCOME DIVIDEND              $0.1450               $0.0770               $0.0780
 ...............................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc.
BOX]                       Chicago, IL. (312) 696-6000. The Morningstar
                           Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER-DREMAN FINANCIAL SERVICES FUND IN THE
                           LARGE VALUE CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

PRICE-TO-EARNINGS RATIO (P/E) A P/E is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE AND DOCTOR OF LAW DEGREE FROM THE UNIVERSITY OF MANITOBA. DREMAN IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

FINANCIAL SERVICES STOCKS, LIKE MOST OF THE MARKET, ENDURED A BUMPY RIDE DURING KEMPER-DREMAN FINANCIAL SERVICES FUND'S ANNUAL PERIOD -- DECEMBER 1, 1999, THROUGH NOVEMBER 30, 2000. LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS HOW HE MANAGED WITH A CONSERVATIVE HAND THROUGH THE MARKET VOLATILITY, LEADING THE FUND TO GAINS.

Q     HOW DID KEMPER-DREMAN FINANCIAL SERVICES FUND PERFORM DURING THE 12 MONTHS
ENDED NOVEMBER 30, 2000?

A     The fund gained 7.14 percent in the period (Class A shares, unadjusted for sales charges), while the S&P Financial index gained 13.35 percent and the Lipper Financial Services Funds category gained an average of 12.22 percent. We attribute the fund's underperformance compared with its peers and the S&P Financial index to our more conservative investment style. The financial sector's largest gains came early in the period from the hottest but most speculative areas of the sector -- brokerage, on-line trading and speculative lending companies. As the valuations of these types of stocks grew, the stocks comprised a larger portion of the financial services index. Since we did not own these stocks, the fund underperformed. Most of these gains occurred early in the period, but they were so spectacular that the fund could not make up all of its disparity to the index.

Q     WHAT KEPT YOU AWAY FROM THE FINANCIAL INDEX LEADERS?

A     We believed the stocks comprising the lion's share of the index were just too speculative for this fund. Some of the index leaders included E-Trade, Charles Schwab, Morgan Stanley and Goldman Sachs. Although these are good companies, they didn't fit our investment criteria. They were quite pricey early in the year. More important, we felt they would be the first battered if the economy and the initial public offering market began to slow. We were correct in our assessment, and most of the financial index leaders have declined dramatically in value over the last six months.

  We did hold Citibank and Chase Manhattan, but we underweighted these relative to the index. These are good diversified financial firms that we've held in the fund for quite a while. However, this year we became concerned that the cyclical nature of some of their brokerage and venture capital subsidiaries would hurt their valuations if the economy slowed. Again, that was indeed what happened.

Q     WHERE DID YOU FIND CONSERVATIVE INVESTMENTS FOR THE FUND IN SUCH A
VOLATILE MARKET CLIMATE?

A     We maintained the fund's position in banks that generate more pure bank earnings because we believed these stocks would hold up better if business conditions slowed. We also invested the fund in property and casualty insurance companies and kept large positions in Freddie Mac and Fannie Mae, which tend to post more consistent earnings and perform better in volatile markets. Freddie and Fannie were standout performers for the fund.

PERFORMANCE UPDATE

Q     HOW DID KEMPER-DREMAN FINANCIAL SERVICES FUND'S BANK HOLDINGS REACT TO
CHANGES IN INTEREST RATES OVER THE YEAR?

A     Early in the year, the Federal Reserve Board's (the Fed) rate hikes hurt nearly all bank stocks -- ours included. However, banks recovered somewhat later in the period as investors moved out of high-priced growth and technology stocks and into the safety of financials. Additionally, long rates began to decline later in the period even without action by the Fed. This helped banks and financial stocks overall.

  Our bank stocks performed quite well in terms of posting positive earnings, even despite the rising-interest-rate environment early in the year. Most of the bank companies in our portfolio generate earnings from fees and services as well as from their loan businesses. These other revenue streams helped to offset slowdowns in their loan businesses caused by the pressure of higher rates. We expect that banks will show a marked improvement over the next year, with market rates falling again and investors adding defensive stocks back into their portfolios. The deep discounts at which many of these companies are trading, coupled with their strong fundamentals, make them prime takeover candidates, which could ultimately benefit the fund.

Q     YOU MENTIONED THAT YOU HELD PROPERTY AND CASUALTY INSURANCE COMPANIES. HOW
DID THEY PERFORM?

A     We own a number of these companies, the largest position of which is in
AIG (American International Group). AIG is an excellent company and one of the biggest insurance companies in the world, with a long-term track record of strong earnings and good management. We also own smaller firms such as Safeco and Ohio Property & Casualty and quite a few more. With the exception of AIG, most of these companies traded at deep discounts because their earnings growth rates were below the overall market. These insurers have also been held back because of intense competition in pricing. However, that has begun to change and we've seen much stronger pricing, which should help them grow earnings at a more competitive rate. Like regional banks, these companies have also benefited from the prospect of more merger and acquisition activity in the sector because of their strong fundamentals and extremely discounted prices.

Q     WHAT CAUSED THE TURNAROUND IN FANNIE MAE AND FREDDIE MAC THIS PERIOD?

A     Fannie Mae and Freddie Mac experienced large gains over the period. Both companies provide securitization of home loan mortgages. They had been trading at deep discounts that we believed were completely unwarranted given their long track records of strong earnings growth. As investors began to look for safety in the market and companies with strong fundamentals, they returned to these stocks, driving up their prices, which was very positive for the fund's performance. We believe these stocks still have plenty of room to grow, and we plan to keep these longtime holdings in the portfolio.

Q     WILL YOU EXPLAIN HOW YOU CHOOSE STOCKS FOR KEMPER-DREMAN FINANCIAL
SERVICES FUND?

A     As contrarian investors, we look for temporarily undervalued stocks of fundamentally strong financial services companies with good balance sheets. We screen stocks for price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector. We're always looking for breaks in the market that will allow us to add quality companies to the portfolio when their stock prices have reached or are on their way to reaching unsustainably low points.

Q     WHAT'S YOUR OUTLOOK ON FINANCIAL SERVICES STOCKS?

A     I think that financials will be a very strong sector in the next year and that our portfolio should perform well. Most of our holdings continued to post positive earnings even when the sector was being punished by the market. We expect the earnings growth to continue. Additionally, it seems as if the Fed has ended its rate tightening efforts. If the Fed announces a neutral bias or a bias toward lower rates at its next meeting, that should also be a big boost for financials and the market overall.

PERFORMANCE UPDATE

 TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 2000 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                       1-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A       0.98%       1.65%        (since 3/9/98)
 ....................................................................................................
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS B       3.28        1.96         (since 3/9/98)
 ....................................................................................................
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS C       6.38        3.13         (since 3/9/98)
 ....................................................................................................

KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 03/31/98 to 11/30/00
[LINE GRAPH]

                                                 KEMPER-DREMAN FINANCIAL        STANDARD & POOR'S          U.S. CONSUMER PRICE
                                                 SERVICES FUND CLASS A1         FINANCIAL INDEX+                 INDEX++
                                                 -----------------------        -----------------          -------------------
3/31/98                                                    9422                       10000                       10000
                                                           9644                       10337                       10049
                                                           7803                        9040                       10086
                                                           9403                       11048                       10105
3/31/99                                                    9848                       11870                       10173
                                                          10188                       12466                       10247
                                                           8855                       10568                       10351
                                                           8978                       11486                       10376
3/31/00                                                    9076                       11748                       10555
                                                           8602                       11428                       10629
                                                          10550                       14134                       10709
11/30/00                                                  10154                       13280                       10749

KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 03/31/98 to 11/30/00
[LINE GRAPH]

                                                 KEMPER-DREMAN FINANCIAL        STANDARD & POOR'S          U.S. CONSUMER PRICE
                                                 SERVICES FUND CLASS B1         FINANCIAL INDEX+                 INDEX++
                                                 -----------------------        -----------------          -------------------
3/31/98                                                   10000                       10000                       10000
                                                          10215                       10337                       10049
                                                           8250                        9040                       10086
                                                           9928                       11048                       10105
3/31/99                                                   10369                       11870                       10173
                                                          10702                       12466                       10247
                                                           9275                       10568                       10351
                                                           9375                       11486                       10376
3/31/00                                                    9468                       11748                       10555
                                                           9027                       11428                       10629
                                                          11062                       14134                       10709
11/30/00                                                  10343                       13280                       10749

KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 03/31/98 to 11/30/00
[LINE GRAPH]

                                                 KEMPER-DREMAN FINANCIAL        STANDARD & POOR'S          U.S. CONSUMER PRICE
                                                 SERVICES FUND CLASS C1         FINANCIAL INDEX+                 INDEX++
                                                 -----------------------        -----------------          -------------------
3/31/98                                                   10000                       10000                       10000
                                                          10225                       10337                       10049
                                                           8260                        9040                       10086
                                                           9939                       11048                       10105
3/31/99                                                   10390                       11870                       10173
                                                          10723                       12466                       10247
                                                           9297                       10568                       10351
                                                           9408                       11486                       10376
3/31/00                                                    9491                       11748                       10555
                                                           8973                       11428                       10629
                                                          10992                       14134                       10709
11/30/00                                                  10578                       13280                       10749

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER-DREMAN
    FINANCIAL SERVICES FUND WITH THE
    STANDARD & POOR'S FINANCIAL INDEX,
    YOU SHOULD NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE STANDARD & POOR'S FINANCIAL INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE FINANCIAL STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICE OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

KEMPER DREMAN-FINANCIAL SERVICES FUND'S
COMPOSITION BY SECTOR*
Data shows the percentage of the common stocks in the portfolio that each sector represented on November 30, 2000, and November 30, 1999.
[BAR GRAPH]

                                                                  KEMPER-DREMAN FINANCIAL            KEMPER-DREMAN FINANCIAL
                                                                 SERVICES FUND ON 11/30/00          SERVICES FUND ON 11/30/99
                                                                 -------------------------          -------------------------
Banks                                                                      41.10                              48.40
Insurance                                                                  23.40                              18.20
Consumer finance                                                           17.90                              15.70
Other finance                                                              17.60                              17.70

*THE FUND'S COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

KEMPER-DREMAN FINANCIAL SERVICES FUND'S 10 LARGEST HOLDINGS*
Representing 57.2 percent of the fund's portfolio on November 30, 2000

            HOLDINGS                      DESCRIPTION                       PERCENT
-----------------------------------------------------------------------------------
1.          AMERICAN INTERNATIONAL GROUP  AIG is a holding company            11.3%
            (AIG)                         engaged in insurance and
                                          insurance-related activities in
                                          the U.S. and abroad. AIG's
                                          primary activities are general
                                          and life insurance operations.
-----------------------------------------------------------------------------------
2.          CITIGROUP                     A worldwide bank holding            11.0%
                                          company that provides a broad
                                          array of financial services.
-----------------------------------------------------------------------------------

3.          FANNIE MAE                    Fannie Mae is a private              6.6%
                                          corporation that is federally
                                          chartered to provide financial
                                          products and services that
                                          increase the availability and
                                          affordability of housing to
                                          low-, moderate- and
                                          middle-income Americans.
-----------------------------------------------------------------------------------
4.          WELLS FARGO                   Holding company whose                4.8%
                                          subsidiaries are engaged in
                                          banking and related businesses.
-----------------------------------------------------------------------------------

5.          BANK ONE                      Provides data processing,            4.4%
                                          venture capital investment and
                                          merchant banking, trust
                                          services, brokerage, investment
                                          management and equipment
                                          leasing.
-----------------------------------------------------------------------------------

6.          PNC BANK                      Engaged in the operation of a        4.3%
                                          variety of financial services,
                                          including mortgage, community,
                                          consumer, private and corporate
                                          banking, secured lending and
                                          asset management.
-----------------------------------------------------------------------------------

7.          BANK OF AMERICA               Holding company with                 4.2%
                                          subsidiaries engaged in
                                          full-service retail and
                                          corporate banking, corporate
                                          finance, capital markets,
                                          investment advisory and trust,
                                          and other financial service
                                          activities.
-----------------------------------------------------------------------------------

8.          FLEET BOSTON                  Fleet Boston provides asset          3.9%
                                          management, insurance,
                                          investment banking and mortgage
                                          banking as well as retail
                                          services such as checking,
                                          savings, loans, credit cards
                                          and money market accounts.
-----------------------------------------------------------------------------------

9.          AMERICAN EXPRESS              A diversified financial              3.7%
                                          services firm that has three
                                          units: Travel Related Services,
                                          American Express Financial
                                          Advisors, and American Express
                                          Bank.
-----------------------------------------------------------------------------------

10.         MERRILL LYNCH                 Merrill Lynch & Co., Inc.            3.0%
                                          provides investment, finance,
                                          insurance, advisory and related
                                          services on a global basis
                                          including securities brokerage,
                                          trading, insurance, record-
                                          keeping and underwriting
                                          services.
-----------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN FINANCIAL SERVICES FUND
Portfolio of Investments at November 30, 2000

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--2.6%                                                              AMOUNT        VALUE
                                             State Street Bank and Trust Company,
                                               6.470%, to be repurchased at $4,794,862
                                               on 12/01/2000 (b)
                                               (Cost $4,794,000)                           $4,794,000   $  4,794,000
                                             ---------------------------------------------------------------------------
                                                                                           NUMBER OF
    COMMON STOCKS--97.1%                                                                     SHARES

    FINANCIAL--92.6%
    BANKS--40.0%
                                             BancWest Corp.                                  108,280       2,260,345
                                             Bank One Corp.                                  227,077       8,132,195
                                             Bank of America Corp.                           191,576       7,651,067
                                             Banknorth Group, Inc.                            42,615         817,675
                                             Chase Manhattan Corp.                           122,363       4,512,117
                                             Colonial BancGroup, Inc.                         81,965         763,299
                                             Corus Bankshares, Inc.                           34,620       1,406,438
                                             First Union Corp.                               105,193       2,642,974
                                             FleetBoston Financial Corp.                     191,359       7,175,963
                                             Golden West Financial Corp.                      18,865       1,104,782
                                             J.P. Morgan & Co., Inc.                          21,005       2,831,737
                                             KeyCorp                                         188,590       4,702,963
                                             National Bank of Canada                         209,650       3,208,998
                                             North Fork Bancorporation, Inc.                  41,360         876,315
                                             PNC Bank Corp.                                  118,720       7,894,880
                                             Popular, Inc.                                    57,240       1,441,733
                                             Provident Financial Group                        23,865         753,239
                                             Summit Bancorp.                                  35,820       1,332,056
                                             SunTrust Banks, Inc.                             37,630       1,912,074
                                             Washington Mutual, Inc.                          68,594       3,116,740
                                             Wells Fargo Co.                                 184,925       8,772,380
                                             ---------------------------------------------------------------------------
                                                                                                          73,309,970

    INSURANCE--22.8%
                                             Aegon NV (ADR)                                   21,748         883,513
                                             Allstate Corp.                                   51,140       1,956,105
                                             American International Group, Inc.              213,967      20,741,423
                                             Chubb Corp.                                      22,230       1,811,745
                                             Cigna Corp.                                      22,965       3,025,639
                                             Jefferson Pilot Corp.                            10,565         721,061
                                             Lincoln National Corp.                           27,375       1,237,008
                                             Ohio Casualty Corp.                             223,850       1,839,767
                                             Safeco Corp.                                    171,195       4,590,166
                                             St. Paul Companies, Inc.                         82,590       4,139,824
                                             Torchmark Corp.                                  21,730         825,740
                                             ---------------------------------------------------------------------------
                                                                                                          41,771,991

    CONSUMER FINANCE--17.4%
                                             American Express Co.                            123,540       6,786,979
                                             Citigroup, Inc.                                 405,300      20,189,006
                                             Household International, Inc.                    35,600       1,775,550
                                             Mellon Financial Corp.                           66,895       3,135,703
                                             ---------------------------------------------------------------------------
                                                                                                          31,887,238

    OTHER FINANCIAL COMPANIES--12.4%
                                             Federal Home Loan Mortgage Corp.                 74,360       4,494,133
                                             Federal National Mortgage Association           153,000      12,087,000
                                             Lehman Brothers Holdings, Inc.                   25,230       1,250,462
                                             Marsh & McLennan Companies, Inc.                 25,345       2,917,843

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
                                                                                             SHARES        VALUE
                                             Morgan Stanley Dean Witter & Co.                  2,000    $    126,750
                                             Corrections Corporation of America              984,600         369,225
                                             USA Education Inc                                27,845       1,611,529
                                             ---------------------------------------------------------------------------
                                                                                                          22,856,942
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.5%
    INVESTMENT
                                             Bear Stearns Companies, Inc.                     24,585       1,129,373
                                             Charles Schwab Corp.                             22,650         627,122
                                             Franklin Resources, Inc.                         29,375       1,063,669
                                             Merrill Lynch & Co., Inc.                        94,680       5,479,605
                                             ---------------------------------------------------------------------------
                                                                                                           8,299,769
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $170,432,696)                                         178,125,910
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS*--0.3%

    FINANCIAL
    OTHER FINANCIAL
                                             Corrections Corporation of American, PIK
                                               (Cost $1,036,292)                              59,076         479,993
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $176,262,988)(a)                                     $183,399,903
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $177,746,534. At November 30, 2000, the net unrealized appreciation for all securities based on tax cost was $5,653,369. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $42,242,911, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $36,589,542.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 *  Non-income producing.

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value, (cost $176,262,988)        $183,399,903
----------------------------------------------------------------------------
Cash                                                                   7,179
----------------------------------------------------------------------------
Dividends receivable                                                 403,875
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      451,902
----------------------------------------------------------------------------
Interest receivable                                                      862
----------------------------------------------------------------------------
Foreign taxes recoverable                                                751
----------------------------------------------------------------------------
Deferred organization expenses                                         5,018
----------------------------------------------------------------------------
Due from Advisor                                                      13,139
----------------------------------------------------------------------------
TOTAL ASSETS                                                     184,282,629
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                     373,149
----------------------------------------------------------------------------
Accrued management fee                                               125,186
----------------------------------------------------------------------------
Accrued reorganization costs                                          84,960
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   11,882
----------------------------------------------------------------------------
Other accrued expenses and payables                                  240,387
----------------------------------------------------------------------------
Total liabilities                                                    835,564
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $183,447,065
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                         1,562,118
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          7,136,915
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (4,037,135)
----------------------------------------------------------------------------
Paid-in capital                                                  178,785,167
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $183,447,065
----------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($80,890,676 / 7,875,333 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $10.27
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $10.27)              $10.90
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($84,691,784 /
  8,313,446 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $10.19
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,864,605 /
  1,748,835 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $10.22
----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $20,103)            $ 5,158,943
---------------------------------------------------------------------------
Interest                                                            278,600
---------------------------------------------------------------------------
Total income                                                      5,437,543
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,286,014
---------------------------------------------------------------------------
Services to shareholders                                            426,749
---------------------------------------------------------------------------
Custodian and accounting fees                                        95,331
---------------------------------------------------------------------------
Distribution services fees                                          712,324
---------------------------------------------------------------------------
Administrative service fees                                         397,547
---------------------------------------------------------------------------
Auditing                                                             35,000
---------------------------------------------------------------------------
Legal                                                                14,056
---------------------------------------------------------------------------
Trustees' fees and expenses                                          38,167
---------------------------------------------------------------------------
Reports to shareholders                                             133,563
---------------------------------------------------------------------------
Registration fees                                                    63,033
---------------------------------------------------------------------------
Organization costs                                                    2,196
---------------------------------------------------------------------------
Reorganization fees                                                  84,960
---------------------------------------------------------------------------
Total expenses, before expense reductions                         3,288,940
---------------------------------------------------------------------------
Expense reductions                                                  (29,080)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          3,259,860
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,177,683
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (2,743,282)
---------------------------------------------------------------------------
Foreign currency related transactions                                  (326)
---------------------------------------------------------------------------
                                                                 (2,743,608)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   10,381,915
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        7,638,307
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 9,815,990
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED NOVEMBER 30,
                                                                --------------------------------------
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   2,177,683            $   1,666,927
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (2,743,608)                (221,644)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     10,381,915                2,249,117
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          9,815,990                3,694,400
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                            (1,203,743)                (792,369)
------------------------------------------------------------------------------------------------------
Class B                                                              (712,931)                 (37,445)
------------------------------------------------------------------------------------------------------
Class C                                                              (126,444)                  (8,257)
------------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                                    --                 (216,135)
------------------------------------------------------------------------------------------------------
Class B                                                                    --                 (206,734)
------------------------------------------------------------------------------------------------------
Class C                                                                    --                  (34,275)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         108,024,508               98,331,667
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       1,819,670                1,181,270
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (121,821,923)            (138,421,184)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (11,977,745)             (38,908,247)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (4,204,873)             (36,509,062)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 187,651,938              224,161,000
------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income (loss) of $1,562,118 and $1,014,137,
respectively)                                                   $ 183,447,065            $ 187,651,938
------------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                    CLASS A
                                                               YEAR ENDED             FOR THE PERIOD
                                                              NOVEMBER 30,             MARCH 9, 1998
                                                           -------------------       (COMMENCEMENT OF OPERATIONS)
                                                            2000         1999        TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $9.74         9.65                    9.50
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                              .16          .13                     .03
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  .52          .06                     .12
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .68          .19                     .15
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        (.15)        (.08)                     --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  --         (.02)                     --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.15)        (.10)                     --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.27         9.74                    9.65
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                      7.14         1.95                    1.58**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                    80,891       82,203                 108,206
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.47(d)      1.44                    1.55*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.46(d)      1.31                    1.36*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    1.69         1.27                     .55*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     9           14                       5*
---------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                                               YEAR ENDED             FOR THE PERIOD
                                                              NOVEMBER 30,             MARCH 9, 1998
                                                           -------------------       (COMMENCEMENT OF OPERATIONS)
                                                            2000         1999        TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $9.65         9.59                    9.50
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                              .08          .04                    (.01)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  .54          .05                     .10
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .62          .09                     .09
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        (.08)        (.01)                     --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  --         (.02)                     --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.08)        (.03)                     --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.19         9.65                    9.59
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                      6.28         1.08                     .95**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                    84,692       89,859                  99,631
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              2.27(d)      2.22                    2.29*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               2.27(d)      2.20                    2.14*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .92          .38                    (.23)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     9           14                       5*
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                            YEAR ENDED NOVEMBER         FOR THE PERIOD
                                                                    30,                  MARCH 9, 1998
                                                            --------------------       (COMMENCEMENT OF OPERATIONS)
                                                             2000          1999        TO NOVEMBER 30, 1998
Net asset value, beginning of period                          $9.69         9.61                    9.50
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                .09          .04                    (.01)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    .52          .07                     .12
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .61          .11                     .11
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (.08)        (.01)                     --
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                    --         (.02)                     --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.08)        (.03)                     --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.22         9.69                    9.61
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                        6.38         1.09                    1.16**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                      17,865       15,590                  16,324
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                2.23(d)      2.16                    2.26*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 2.20(d)      2.14                    2.11*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .99          .44                    (.20)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       9           14                       5*
-------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charges.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42% and 1.41%, 2.22% and 2.22%, and 2.17% and 2.14%, for Class A, Class B and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper-Dreman Financial Services Fund (the "Fund")
                             is a non-diversified series of Kemper Equity Trust
                             (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities,

NOTES TO FINANCIAL STATEMENTS

                             income and expenses are translated into U.S.
                             dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000 the Fund had a net tax basis capital loss carryforward of approximately $2,554,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $14,650,580

                             Proceeds from sales                      30,907,665

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first
                             $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred management fees of $1,286,014 for the year ended November 30, 2000.
                             This was equivalent to an annualized effective rate of .75% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 2000 are $54,128.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 2000 are $1,129,884, of which $89,252 is unpaid at November 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred administrative services fees of $397,547 for the year ended November 30, 2000, of which $38,345 is unpaid at November 30, 2000. In addition $32 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder service fees of $419,573 for the year ended November 30, 2000, of which $30,747 is unpaid at November 30, 2000.

NOTES TO FINANCIAL STATEMENTS

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred accounting fees of $77,275 for the year ended November 30, 2000, of which $6,015 was unpaid at November 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $29,065 to independent trustees. In addition, a one-time fee of $9,102 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,551 of such costs.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                               YEAR ENDED NOVEMBER 30,
                                                                         2000                            1999
                                                              --------------------------      --------------------------
                                                                SHARES         AMOUNT           SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                7,586,654    $ 68,535,016       6,579,140    $ 66,142,443
                                       ---------------------------------------------------------------------------------
                                        Class B                3,244,227      29,674,300       2,532,603      25,244,733
                                       ---------------------------------------------------------------------------------
                                        Class C                1,080,296       9,815,192         691,519       6,944,491
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  120,411       1,088,547          93,864         932,233
                                       ---------------------------------------------------------------------------------
                                        Class B                   69,344         624,791          22,008         214,109
                                       ---------------------------------------------------------------------------------
                                        Class C                   11,775         106,332           3,574          34,928
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (8,271,684)    (74,769,473)     (9,444,059)    (94,509,788)
                                       ---------------------------------------------------------------------------------
                                        Class B               (4,297,126)    (38,378,968)     (3,647,236)    (35,989,956)
                                       ---------------------------------------------------------------------------------
                                        Class C                 (952,535)     (8,673,482)       (785,006)     (7,921,440)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $(11,977,745)                   $(38,908,247)
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $5,910 and $10,031, respectively, under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          Zurich Scudder has initiated a program to
                             reorganize and combine the two fund families in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             Zurich Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Zurich Scudder and certain of the affected funds.
                             Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. Zurich Scudder has agreed to bear $8,588 ($5,034 and $3,554 for Class B and Class C, respectively) of such costs.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER-DREMAN FINANCIAL SERVICES FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Financial Services Fund, as of November 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Financial Services Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and the financial highlights for the fiscal period indicated therein in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 11, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Trustee                           President

JAMES R. EDGAR                    PHILIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President
FREDERICK T. KELSEY
Trustee                           LINDA J. WONDRACK
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             JOHN R. HEBBLE
Vice President                    Treasurer

KATHRYN L. QUIRK                  MAUREEN E. KANE
Trustee and Vice President        Assistant Secretary

FRED B. RENWICK                   CAROLINE PEARSON
Trustee                           Assistant Secretary

JOHN G. WEITHERS                  BRENDA LYONS
Trustee                           Assistant Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


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